                                                                   Exhibit 99.18
                       GE CAPITAL MORTGAGE SERVICES, INC.

                                 FEBRUARY 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    4.53229302             Class 2-A1 ....   $    1.35012931
                  ---------------                               ---------------
Class 1-A2 ....   $    3.94816535             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    6.59040456
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    0.34834983
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.75872038
                  ---------------                               ---------------
Class 1-A6 ....   $    0.77910515             Class 2-M .....   $    0.75872210
                  ---------------                               ---------------
Class 1-A7 ....   $    0.77910505             Class 2-B1 ....   $    0.75872204
                  ---------------                               ---------------
Class 1-PO ....   $    2.67169203             Class 2-B2 ....   $    0.75872239
                  ---------------                               ---------------
Class 1-M .....   $    0.77910553             Class 2-B3 ....   $    0.75871828
                  ---------------                               ---------------
Class 1-B1 ....   $    0.77910527             Class 2-B4 ....   $    0.75871825
                  ---------------                               ---------------
Class 1-B2 ....   $    0.77910399             Class 2-B5 ....   $    0.75870902
                  ---------------                               ---------------
Class 1-B3 ....   $    0.77910557             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.77910231             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.77910631
                  ---------------

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to

     Section 3.17, Scheduled Principal Balances of Defaulted
     Mortgage Loans, Designated Loans and Defective Mortgage
     Loans which are being distributed on this Distribution
     Date):

Class 1-A1 ....   $    3.21958656             Class 2-A1 ....   $    0.16795276
                  ---------------                               ---------------
Class 1-A2 ....   $    2.80464217             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    0.81983008
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    0.04333386
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.09438294
                  ---------------                               ---------------
Class 1-A6 ....   $    0.55344976             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A7 ....   $    0.55344969             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-PO ....   $    1.89787900             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.00000000             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.63182990           7.25000000%
                                         ---------------           ----------
                    Class 1-A2 ....      $    5.68465024           7.25000000%
                                         ---------------           ----------
                    Class 1-A3 ....      $    6.04166696           7.25000000%
                                         ---------------           ----------
                    Class 1-A4 ....      $    6.04166676           7.25000000%
                                         ---------------           ----------
                    Class 1-A5 ....      $    6.04166663           7.25000000%
                                         ---------------           ----------
                    Class 1-A6 ....      $    6.00572797           7.25000000%
                                         ---------------           ----------
                    Class 1-A7 ....      $    6.00572817           7.25000000%
                                         ---------------           ----------

                    Class 1-S .....      $    0.31124600           0.47144081%
                                         ---------------           ----------
                    Class 1-M .....      $    6.00572814           7.25000000%
                                         ---------------           ----------
                    Class 1-B1 ....      $    6.00572746           7.25000000%
                                         ---------------           ----------
                    Class 1-B2 ....      $    6.00572871           7.25000000%
                                         ---------------           ----------
                    Class 1-B3 ....      $    6.00572575           7.25000000%
                                         ---------------           ----------
                    Class 1-B4 ....      $    6.00572472           7.25000000%
                                         ---------------           ----------
                    Class 1-B5 ....      $    6.00572603           7.25000000%
                                         ---------------           ----------

                    Class 2-A1 ....      $    5.55448417           7.25000000%
                                         ---------------           ----------
                    Class 2-A2 ....      $    6.25000000           7.50000000%
                                         ---------------           ----------
                    Class 2-A3 ....      $    5.53425399           7.00000000%
                                         ---------------           ----------
                    Class 2-A4 ....      $    4.46577954           7.50000000%
                                         ---------------           ----------
                    Class 2-A5 ....      $    6.21367815           7.50000000%
                                         ---------------           ----------
                    Class 2-M .....      $    6.21367843           7.50000000%
                                         ---------------           ----------
                    Class 2-B1 ....      $    6.21367642           7.50000000%
                                         ---------------           ----------
                    Class 2-B2 ....      $    6.21368081           7.50000000%
                                         ---------------           ----------
                    Class 2-B3 ....      $    6.21367905           7.50000000%
                                         ---------------           ----------
                    Class 2-B4 ....      $    6.21368619           7.50000000%
                                         ---------------           ----------
                    Class 2-B5 ....      $    6.21366929           7.50000000%
                                         ---------------           ----------
                    Class 2-R .....      $    0.00000000           7.50000000%
                                         ---------------           ----------
                    Class 2-RL ....      $    0.00000000           7.50000000%
                                         ---------------           ----------

     iii) Accrual Amount Class
          2-A4 .............................................    $     86,663.82
                                                                ---------------

     iv)  The amount of servicing
          compensation Pool 1 Pool 2
          received by the Company during
          the month preceding
          the month of distribution: ......         56,945.51         23,817.77
                                              ---------------   ---------------

     (b)  The amounts below are for the

          aggregate of all certificates.

     v)   The Pool Scheduled Principal
          Balances: .......................   $336,415,758.33   $124,859,952.63
                                              ---------------   ---------------

          Number of Mortgage Loans: .......              1166               429
                                              ---------------   ---------------

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     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date: Aggregate Principal Balance Single Certificate Balance

                    Class 1-A1 ....      $ 35,393,824.57               927.63
                                         ---------------           ----------
                    Class 1-A2 ....      $155,079,908.96               936.96
                                         ---------------           ----------
                    Class 1-A3 ....      $  5,645,000.00             1,000.00
                                         ---------------           ----------
                    Class 1-A4 ....      $ 37,000,000.00             1,000.00
                                         ---------------           ----------
                    Class 1-A5 ....      $ 43,993,000.00             1,000.00
                                         ---------------           ----------
                    Class 1-A6 ....      $ 25,296,662.29               993.27
                                         ---------------           ----------
                    Class 1-A7 ....      $ 12,774,476.75               993.27
                                         ---------------           ----------
                    Class 1-S .....      $277,320,265.71               956.80
                                         ---------------           ----------
                    Class 1-PO ....      $  2,109,054.67               978.44
                                         ---------------           ----------
                    Class 1-M .....      $  6,954,119.82               993.27
                                         ---------------           ----------
                    Class 1-B1 ....      $  4,346,324.75               993.27
                                         ---------------           ----------
                    Class 1-B2 ....      $  3,477,060.39               993.27
                                         ---------------           ----------
                    Class 1-B3 ....      $  1,912,383.16               993.27
                                         ---------------           ----------
                    Class 1-B4 ....      $  1,043,117.83               993.27
                                         ---------------           ----------
                    Class 1-B5 ....      $  1,390,825.14               993.27
                                         ---------------           ----------

                    Class 2-A1 ....      $ 55,588,426.65               918.01
                                         ---------------           ----------
                    Class 2-A2 ....      $  4,759,000.00             1,000.00

                                         ---------------           ----------
                    Class 2-A3 ....      $ 12,389,125.66               942.14
                                         ---------------           ----------
                    Class 2-A4 ....      $ 31,699,745.06             1,006.06
                                         ---------------           ----------
                    Class 2-A5 ....      $ 13,291,096.62               993.43
                                         ---------------           ----------
                    Class 2-M .....      $  2,593,657.31               993.43
                                         ---------------           ----------
                    Class 2-B1 ....      $  1,621,035.94               993.43
                                         ---------------           ----------
                    Class 2-B2 ....      $  1,296,828.16               993.43
                                         ---------------           ----------
                    Class 2-B3 ....      $    713,256.73               993.43
                                         ---------------           ----------
                    Class 2-B4 ....      $    389,047.97               993.43
                                         ---------------           ----------
                    Class 2-B5 ....      $    518,732.53               993.43
                                         ---------------           ----------
                    Class 2-R .....      $          0.00                 0.00
                                         ---------------           ----------
                    Class 2-RL ....      $          0.00                 0.00
                                         ---------------           ----------

     vii) The following pertains to any
          real estate acquired on behalf
          of Certificateholders:                  Pool 1             Pool 2
                                                  ------             ------

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of
          Mortgage Loans included in the
          Principal Balance
          set forth above .................                 0                 0
                                              ---------------   ---------------

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    viii) Aggregate number and
          aggregate Principal Balances
          of delinquent Mortgage Loans,
          as of the opening of business
          on the related Determination
          Date,

                                                    Loans      Principal Balance
                                                    -----      -----------------
          Pool 1...........................

          (1) *30-59 days                                   6   $  1,442,000.37

                                              ---------------   ---------------
          (2) 60-89 days                                    1   $    220,355.31
                                              ---------------   ---------------
          (3) 90 days or more                               2   $    637,422.02
                                              ---------------   ---------------
          (4) in foreclosure                                2   $    593,457.60
                                              ---------------   ---------------

          Pool 2...........................

          (1) 30-59 days                                    7   $  1,935,652.58
                                              ---------------   ---------------
          (2) 60-89 days                                    2   $    662,093.48
                                              ---------------   ---------------
          (3) 90 days or more                               1   $    383,982.84
                                              ---------------   ---------------
          (4) in foreclosure                                1   $    597,722.96
                                              ---------------   ---------------

     ix)  The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   The aggregate number of
          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     xi)  Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.471441%
                                            ---------------
              Class 2-A4 Certificates: ..          0.242200%
                                            ---------------

                                                     Pool 1           Pool 2
                                                     ------           ------

     xii) Senior Percentage ...............       94.28995000%      94.21019400%
                                              ---------------   ---------------

     xiii) Group I Senior Percentage ......       82.92255500%      83.42123600%
                                              ---------------   ---------------

     xiv) Group II Senior Percentage ......       11.36739500%      10.78895800%

                                              ---------------   ---------------

     xv) Senior Prepayment Percentage .....      100.00000000%     100.00000000%
                                              ---------------   ---------------

     xvi) Group I Senior Prepayment
          Percentage ......................      100.00000000%     100.00000000%
                                              ---------------   ---------------

    xvii) Group II Senior Prepayment
          Percentage ......................        0.00000000%       0.00000000%
                                              ---------------   ---------------

   xviii) Junior Percentage ...............        5.71005000%       5.78980600%
                                              ---------------   ---------------

     xix) Junior Prepayment Percentage ....        0.00000000%       0.00000000%
                                              ---------------   ---------------